                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        March 27, 2008
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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                 (Exact name of registrant as specified in its charter)

    Delaware                      001-13403                84-1032638
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(State or other jurisdiction     (Commission              (IRS Employer
of incorporation)                File Number)           Identification No.)

           4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri 64116
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           (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (816) 584-5000
                                                           ---------------------
                                 Not Applicable
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       (Former name or former address,  if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities.

     On March 27, 2008,  American Italian Pasta Company issued 527,903 shares of its  Class A  Convertible  Common  Stock  ("the  Shares"),  as  payment  of lead plaintiff  counsel's  fees and expenses in connection  with the  Stipulation  of
Settlement  (the  "Stipulation")  entered into with lead  plaintiff on behalf of itself and each of the  members  of the class in the  federal  securities  class action  captioned In re American  Italian  Pasta Company  Securities  Litigation
(Case No.  05-CV-0725-W-005).  After  notice to the  class  and a  hearing,  the
Stipulation received final approval from the Court and the case was dismissed on
February 12, 2008. The  Stipulation is described in the Company's Form 8-K filed on  October  29,  2007.  Based  upon  the  facts  described  above  and  in  the
Stipulation,   the  Shares  will  be  issued  pursuant  to  the  exemption  from registration  provided by Section  3(a)(10) of the Securities Act of 1933.  With
the  issuance of these  shares,  the Company  currently  has  19,387,470  shares outstanding.  Issuance of Shares to the members of the Class remains pending per the terms of the Stipulation.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Date: March 27, 2008                   AMERICAN ITALIAN PASTA COMPANY

                                       By:  /s/ Paul R. Geist
                                       -----------------------------------------
                                            Paul R. Geist
                                            Chief Financial Officer